Exhibit 99.1

                             JOINT FILING AGREEMENT
                          PURSUANT TO RULE 13d-1(k)(1)
                          ----------------------------


     The undersigned acknowledge and agree that the foregoing statement on
Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate. This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.

Dated:  May 8, 2009

                         WARBURG PINCUS PRIVATE EQUITY VIII, L.P.

                         By: Warburg Pincus Partners LLC, its General Partner
                         By: Warburg Pincus & Co., its Managing Member


                         By:  /s/ Scott A. Arenare
                              --------------------------------------------------
                              Name:   Scott A. Arenare
                              Title:  Partner


                         WARBURG PINCUS PARTNERS, LLC

                         By: Warburg Pincus & Co., its Managing Member


                         By:  /s/ Scott A. Arenare
                              --------------------------------------------------
                              Name:   Scott A. Arenare
                              Title:  Partner


                         WARBURG PINCUS & CO.


                         By:  /s/ Scott A. Arenare
                              --------------------------------------------------
                              Name:   Scott A. Arenare
                              Title:  Partner


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                         WARBURG PINCUS LLC


                         By:  /s/ Scott A. Arenare
                              --------------------------------------------------
                              Name:   Scott A. Arenare
                              Title:  Managing Director


                         By:  /s/ Scott A. Arenare
                              --------------------------------------------------
                              Charles R. Kaye
                              By:  Scott A. Arenare
                              Title:  Attorney-in-Fact*


                         By:  /s/ Scott A. Arenare
                              --------------------------------------------------
                              Joseph P. Landy
                              By:  Scott A. Arenare
                              Title:  Attorney-in-Fact**


* The Power of Attorney given by Mr. Kaye was previously filed as Exhibit 24.2 with the Warburg Pincus Private Equity IX, L.P. Form 3 for Builders FirstSource, Inc., on March 3, 2006, and is hereby incorporated by reference.

** The Power of Attorney given by Mr. Landy was previously filed as Exhibit 24.1 with the Warburg Pincus Private Equity IX, L.P. Form 3 for Builders FirstSource, Inc., on March 3, 2006, and is hereby incorporated by reference.